Exhibit 99.2
Assurant, Inc. (AIZ)
Financial Supplement as of December 31, 2005

ASSURANT, INC. AND SUBSIDIARIES
EARNINGS RELEASE SUPPLEMENT
AS OF DECEMBER 31, 2005
INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	14

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	15
About Assurant:
Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The five key business segments – Assurant Employee Benefits; Assurant Health; Assurant Preneed; Assurant Solutions and Assurant Specialty Property – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit-related insurance; warranties and extended service contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.
The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.
Safe Harbor Statement:
Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G – Non GAAP Measures
Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.
(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.
(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. Pro forma earnings per share reflects earnings per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.
(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.
(4) Pro forma book value per share and Pro forma book value per share excluding AOCI have been included as measures of stockholder value. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. These Pro forma book value per share measures reflect book value per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that these adjusted measures provide a better indication of stockholder value than the corresponding GAAP measures, book value per share and book value per share excluding AOCI.

Assurant, Inc. and Subsidiaries
Summary Financial Highlights
(Unaudited)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
($ in thousands, except per share amounts)	2005	2004	2005	2004
Net operating income (1)	$142,442	$86,478	$513,289	$344,991

Net realized (loss) gain from investments	(5,396)	1,210	7,369	15,800

Excess of loss reinsurance program (1995-1997)	—	—	(40,263)	—

Loss on disposal of business	—	—	—	(6,337)

Expenses directly related to the initial and secondary public offerings	—	(1,560)	(1,040)	(3,894)

Net income	$137,046	$86,128	$479,355	$350,560

Total revenues	$1,881,577	$1,878,096	$7,497,675	$7,410,714

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$1.09	$0.62	$3.78	$2.49
Net income	$1.05	$0.62	$3.53	$2.53
Weighted average of common shares outstanding - basic	131,057,816	139,968,130	135,773,551	138,358,767

Diluted earnings per share
Net operating income	$1.07	$0.62	$3.75	$2.49
Net income	$1.03	$0.61	$3.50	$2.53
Weighted average of common shares outstanding - diluted	132,816,188	140,054,287	136,945,310	138,467,564

Pro forma earnings per share (2)
Net operating income	N/A	N/A	N/A	$2.44
Net income	N/A	N/A	N/A	$2.48
Pro forma common shares outstanding	N/A	N/A	N/A	141,622,001

Assurant, Inc. and Subsidiaries
Summary Financial Highlights (continued)
(Unaudited)

	As of	As of
	December 31,	December 31,
($ in thousands, except per share amounts)	2005	2004	2003
Total assets	$25,365,453	$24,548,106	$24,093,444

Total stockholders’ equity	$3,699,559	$3,635,431	$2,632,103
Capital contribution from Fortis	—	—	725,500
Pro forma stockholders’ equity (3)	N/A	N/A	$3,357,603

Total stockholders’ equity (excluding AOCI) (4)	$3,480,060	$3,297,268	$2,313,576
Capital contribution from Fortis	—	—	725,500
Pro forma stockholders’ equity (excluding AOCI) (3)	N/A	N/A	$3,039,076

Basic book value per share	$28.33	$26.01	$24.10
Basic book value per share (excluding AOCI) (4)	$26.65	$23.59	$21.18
Shares outstanding for basic book value per share calculation	130,591,834	139,766,177	109,222,276

Diluted book value per share	$27.90	$25.99	$24.10
Diluted book value per share (excluding AOCI) (4)	$26.25	$23.57	$21.18
Shares outstanding for diluted book value per share calculation	132,598,736	139,901,760	109,222,276

Pro forma book value per share (3)	N/A	N/A	$23.61
Pro forma book value per share (excluding AOCI) (3)	N/A	N/A	$21.37
Pro forma shares outstanding	N/A	N/A	142,208,676

Debt to total capital ratio (excluding AOCI) (4)	22.2%	23.2%	43.4%
Pro forma debt to total capital ratio (excluding AOCI) (3)	N/A	N/A	24.7%

Assurant, Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)

	As of	As of
	December 31,	December 31,
($ in thousands)	2005	2004	2003
Assets
Investments and cash and cash equivalents	$13,371,392	$12,955,128	$12,302,585
Reinsurance recoverables	4,447,810	4,196,810	4,409,949
Goodwill	804,864	823,054	828,523
Assets held in separate accounts	3,472,435	3,717,149	3,805,058
Other assets	3,268,952	2,855,965	2,747,329

Total assets	25,365,453	24,548,106	24,093,444

Liabilities
Policyholder liability	14,391,691	13,381,936	12,840,554
Debt	971,690	971,611	1,750,000
Mandatorily redeemable preferred securities	—	—	196,224
Mandatorily redeemable preferred stock	24,160	24,160	24,160
Liabilities related to separate accounts	3,472,435	3,717,149	3,805,058
Accounts payable and other liabilities	2,805,918	2,817,819	2,845,345

Total liabilities	21,665,894	20,912,675	21,461,341

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	3,480,060	3,297,268	2,313,576
Accumulated other comprehensive income	219,499	338,163	318,527

Total stockholders’ equity	3,699,559	3,635,431	2,632,103

Total liabilities and stockholders’ equity	$25,365,453	$24,548,106	$24,093,444

Assurant, Inc. and Subsidiaries
Reconciliation of Net Operating Income to Net Income
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands, net of tax)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Assurant Solutions and Assurant Specialty Property	$69,636	$53,149	$63,765	$54,770	$44,563	$2,974	$38,568	$40,053	$241,320	$126,158
Assurant Health	33,297	45,718	49,367	49,673	33,744	47,900	39,935	36,708	178,055	158,287
Assurant Employee Benefits	19,329	22,846	9,812	16,379	19,967	14,967	14,026	13,250	68,366	62,210
Assurant Preneed	4,783	10,475	12,840	6,956	8,698	8,942	10,139	6,456	35,054	34,235
Corporate and other	20,701	(4,289)	(3,314)	(10,417)	(19,857)	(1,195)	(3,818)	(10,412)	2,681	(35,282)
Amortization of deferred gain on disposal of businesses	4,651	7,609	7,660	7,711	9,318	9,450	9,270	9,423	27,631	37,461
Interest expense	(9,955)	(9,955)	(9,954)	(9,954)	(9,955)	(9,819)	(10,292)	(8,012)	(39,818)	(38,078)

Net operating income	142,442	125,553	130,176	115,118	86,478	73,219	97,828	87,466	513,289	344,991

Adjustments:
Net realized (losses) gains on investments	(5,396)	9,794	2,651	320	1,210	1,625	3,719	9,246	7,369	15,800
Excess of loss reinsurance program (1995-1997)	—	(35,060)	(5,203)	—	—	—	—	—	(40,263)	—
Loss on disposal of business	—	—	—	—	—	—	(6,337)	—	—	(6,337)
Expenses directly related to the initial and secondary public offerings	—	—	—	(1,040)	(1,560)	—	—	(2,334)	(1,040)	(3,894)

Net income	$137,046	$100,287	$127,624	$114,398	$86,128	$74,844	$95,210	$94,378	$479,355	$350,560

Assurant, Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Revenues:
Net earned premiums and other considerations	$1,644,477	$1,621,186	$1,623,239	$1,631,894	$1,638,612	$1,603,548	$1,615,473	$1,625,238	$6,520,796	$6,482,871
Net investment income	170,864	175,175	177,018	164,200	163,263	160,034	157,628	153,824	687,257	634,749
Net realized (losses) gains on investments	(8,301)	11,965	4,079	492	1,861	2,501	5,722	14,224	8,235	24,308
Loss on disposal of business	—	—	—	—	—	—	(9,232)	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	7,155	11,706	11,784	11,863	14,334	14,539	14,262	14,497	42,508	57,632
Fees and other income	67,382	59,409	58,183	53,905	60,026	52,923	55,312	52,125	238,879	220,386

	1,881,577	1,879,441	1,874,303	1,862,354	1,878,096	1,833,545	1,839,165	1,859,908	7,497,675	7,410,714

Benefits, losses and expenses:
Policyholder benefits	869,678	970,596	924,011	943,524	950,821	976,934	943,049	968,965	3,707,809	3,839,769
Selling, underwriting, general and administrative expenses	847,172	752,156	746,879	726,793	772,092	732,250	736,238	735,856	3,073,000	2,976,436
Interest expense	15,315	15,315	15,314	15,314	15,314	15,107	15,834	12,326	61,258	58,581

	1,732,165	1,738,067	1,686,204	1,685,631	1,738,227	1,724,291	1,695,121	1,717,147	6,842,067	6,874,786

Income before income taxes	149,412	141,374	188,099	176,723	139,869	109,254	144,044	142,761	655,608	535,928
Income tax expense	12,366	41,087	60,475	62,325	53,741	34,410	48,834	48,383	176,253	185,368

Net income	$137,046	$100,287	$127,624	$114,398	$86,128	$74,844	$95,210	$94,378	$479,355	$350,560

Share repurchase program:
Shares repurchased	2,014,468	3,910,926	2,797,500	710,000	1,056,400	1,355,100	N/A	N/A	9,432,894	2,411,500
Average repurchase price per share	$38.00	$37.38	$34.32	$34.16	$26.08	$26.00	N/A	N/A	$36.36	$26.04
Repurchase price	$76,551	$146,181	$96,006	$24,252	$27,552	$35,234	N/A	N/A	$342,990	$62,786

AIZ Closing stock price (NYSE)	$43.49	$38.06	$36.10	$33.70	$30.55	$26.00	$26.38	$25.15	$43.49	$30.55

Investment yield (1)	5.54%	5.71%	5.63%	5.51%	5.55%	5.56%	5.57%	5.43%	5.54%	5.46%

(1)	The investment yields for the three months ended September 30, 2005 and June 30, 2005 exclude $3,156 and $9,409, respectively, of investment income realized from real estate partnerships. The investment yield for the year ended December 31, 2005 excludes $12,565 of investment income realized from real estate partnerships.

Assurant Solutions and Assurant Specialty Property
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Revenues:
Net earned premiums and other considerations	$713,068	$648,011	$636,688	$615,247	$612,226	$602,720	$610,630	$623,065	$2,613,014	$2,448,641
Net investment income	51,621	52,514	52,262	48,165	47,123	48,201	44,868	44,759	204,562	184,951
Fees and other income	50,365	39,991	40,938	36,103	40,188	38,503	35,820	29,207	167,397	143,718

	815,054	740,516	729,888	699,515	699,537	689,424	691,318	697,031	2,984,973	2,777,310

Benefits, losses and expenses:
Policyholder benefits	223,627	238,148	213,678	203,265	211,552	272,088	220,215	231,576	878,718	935,431
Selling, underwriting, general and administrative expenses	484,256	422,215	420,797	414,589	423,625	413,838	414,389	406,550	1,741,857	1,658,402

	707,883	660,363	634,475	617,854	635,177	685,926	634,604	638,126	2,620,575	2,593,833

Income before income taxes	107,171	80,153	95,413	81,661	64,360	3,498	56,714	58,905	364,398	183,477
Income tax expense	37,535	27,004	31,648	26,891	19,797	524	18,146	18,852	123,078	57,319

Net operating income	$69,636	$53,149	$63,765	$54,770	$44,563	$2,974	$38,568	$40,053	$241,320	$126,158

Net earned premiums and other considerations by major product groupings:
Assurant Specialty Property	$230,692	$219,324	$207,723	$201,118	$190,803	$202,336	$192,755	$182,981	$858,857	$768,875
Assurant Solutions	482,376	428,687	428,965	414,129	421,423	400,384	417,875	440,084	1,754,157	1,679,766

Total	$713,068	$648,011	$636,688	$615,247	$612,226	$602,720	$610,630	$623,065	$2,613,014	$2,448,641

Gross written premiums for selected product groupings:
Domestic Credit	$199,082	$182,999	$194,667	$190,718	$200,303	$204,586	$211,642	$236,480	$767,466	$853,011
International Credit	$160,858	$166,413	$157,449	$162,747	$170,491	$155,586	$139,978	$128,591	$647,467	$594,646
Domestic extended service contracts	$326,974	$298,969	$241,035	$253,249	$247,305	$238,030	$211,684	$263,333	$1,120,227	$960,352
International extended service contracts	$86,674	$62,669	$50,593	$47,570	$39,704	$11,604	$11,098	$10,697	$247,506	$73,103
Specialty Property Solutions	$411,212	$378,474	$341,298	$299,357	$315,886	$335,681	$320,717	$303,073	$1,430,341	$1,275,357
Investment yield	4.75%	5.10%	5.28%	4.87%	4.79%	4.97%	4.73%	4.74%	4.88%	4.78%

Assurant Health
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Revenues:
Net earned premiums and other considerations	$531,345	$538,800	$544,294	$549,526	$557,825	$563,165	$559,361	$550,947	$2,163,965	$2,231,298
Net investment income	16,474	17,707	17,170	17,705	17,365	16,874	16,716	16,947	69,056	67,902
Fees and other income	9,323	10,420	10,270	10,331	9,882	8,436	11,035	9,355	40,344	38,708

	557,142	566,927	571,734	577,562	585,072	588,475	587,112	577,249	2,273,365	2,337,908

Benefits, losses and expenses:
Policyholder benefits	329,793	336,362	333,101	345,368	357,751	350,188	358,729	356,115	1,344,624	1,422,783
Selling, underwriting, general and administrative expenses	176,626	161,125	163,385	156,763	176,645	165,108	167,753	165,401	657,899	674,907

	506,419	497,487	496,486	502,131	534,396	515,296	526,482	521,516	2,002,523	2,097,690

Income before income taxes	50,723	69,440	75,248	75,431	50,676	73,179	60,630	55,733	270,842	240,218
Income tax expense	17,426	23,722	25,881	25,758	16,932	25,279	20,695	19,025	92,787	81,931

Net operating income	$33,297	$45,718	$49,367	$49,673	$33,744	$47,900	$39,935	$36,708	$178,055	$158,287

Net earned premiums and other considerations:
Individual:
Individual medical	$295,322	$291,817	$290,047	$287,312	$284,248	$280,056	$272,593	$263,972	$1,164,498	$1,100,869
Short-term medical	26,664	30,257	28,115	25,876	27,452	30,754	28,722	27,655	110,912	114,583

Subtotal	321,986	322,074	318,162	313,188	311,700	310,810	301,315	291,627	1,275,410	1,215,452
Small employer group	209,359	216,726	226,132	236,338	246,125	252,355	258,046	259,320	888,555	1,015,846

Total	$531,345	$538,800	$544,294	$549,526	$557,825	$563,165	$559,361	$550,947	$2,163,965	$2,231,298

Assurant Health (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Sales (Annualized issued premiums):
Individual:
Individual medical	$71,745	$69,343	$68,137	$76,389	$74,743	$82,546	$89,290	$98,215	$285,614	$344,794
Short-term medical	24,747	34,889	31,566	28,716	25,942	33,430	29,195	28,829	119,918	117,396

Subtotal	96,492	104,232	99,703	105,105	100,685	115,976	118,485	127,044	405,532	462,190
Small employer group	36,466	36,224	41,211	45,486	39,826	49,285	66,728	77,970	159,387	233,809

Total	$132,958	$140,456	$140,914	$150,591	$140,511	$165,261	$185,213	$205,014	$564,919	$695,999

Membership by product line:
Individual:
Individual medical	644	647	662	671	675	677	673	657	644	675
Short-term medical	102	122	129	116	107	130	137	129	102	107

Subtotal	746	769	791	787	782	807	810	786	746	782
Small employer group	255	267	287	308	333	348	367	375	255	333

Total	1,001	1,036	1,078	1,095	1,115	1,155	1,177	1,161	1,001	1,115

Ratios:
Loss ratio (a)	62.1%	62.4%	61.2%	62.8%	64.1%	62.2%	64.1%	64.6%	62.1%	63.8%
Expense ratio (b)	32.7%	29.3%	29.5%	28.0%	31.1%	28.9%	29.4%	29.5%	29.8%	29.7%
Combined ratio (c)	93.7%	90.6%	89.5%	89.7%	94.1%	90.1%	92.3%	93.1%	90.8%	92.4%

Investment yield (1)	5.57%	5.48%	5.23%	5.44%	5.48%	5.40%	5.33%	5.50%	5.61%	5.47%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	The investment yields for the three months ended September 30, 2005 and for the year ended December 31, 2005 exclude $596 of investment income realized from a real estate partnership.

Assurant Employee Benefits
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Revenues:
Net earned premiums and other considerations	$308,568	$306,928	$316,420	$345,922	$343,782	$305,827	$309,159	$318,044	$1,277,838	$1,276,812
Net investment income	38,754	41,878	38,274	37,983	39,063	37,496	37,437	35,722	156,889	149,718
Fees and other income	6,056	6,976	6,993	6,189	6,777	5,411	6,734	10,384	26,214	29,306

	353,378	355,782	361,687	390,094	389,622	348,734	353,330	364,150	1,460,941	1,455,836

Benefits, losses and expenses:
Policyholder benefits	215,538	212,022	241,537	267,738	252,984	224,083	228,842	244,326	936,835	950,235
Selling, underwriting, general and administrative expenses	108,095	108,403	105,027	97,017	106,037	101,618	102,737	99,345	418,542	409,737

	323,633	320,425	346,564	364,755	359,021	325,701	331,579	343,671	1,355,377	1,359,972

Income before income taxes	29,745	35,357	15,123	25,339	30,601	23,033	21,751	20,479	105,564	95,864
Income tax expense	10,416	12,511	5,311	8,960	10,634	8,066	7,725	7,229	37,198	33,654

Net operating income	$19,329	$22,846	$9,812	$16,379	$19,967	$14,967	$14,026	$13,250	$68,366	$62,210

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$121,444	$124,780	$128,323	$128,242	$130,561	$128,232	$130,453	$131,267	$502,789	$520,513
Group disability single premiums for closed blocks	—	—	—	26,700	27,831	—	—	13,075	26,700	40,906
All other group disability	123,390	118,595	123,078	124,777	124,032	115,770	114,986	110,729	489,840	465,517
Group life	63,734	63,553	65,019	66,203	61,358	61,825	63,720	62,973	258,509	249,876

Total	$308,568	$306,928	$316,420	$345,922	$343,782	$305,827	$309,159	$318,044	$1,277,838	$1,276,812

Assurant Employee Benefits (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Sales:
Group dental	$17,316	$21,588	$18,187	$41,757	$28,063	$27,508	$17,558	$45,935	$98,848	$119,064
Group disability	9,722	12,649	14,864	25,420	15,358	17,286	11,420	26,323	62,655	70,387
Group life	6,702	5,883	10,898	18,561	9,981	10,063	15,273	13,169	42,044	48,486

Total	$33,740	$40,120	$43,949	$85,738	$53,402	$54,857	$44,251	$85,427	$203,547	$237,937

Ratios:
Loss ratio (a)	69.9%	69.1%	76.3%	77.4%	73.6%	73.3%	74.0%	76.8%	73.3%	74.4%
Expense ratio (b)	34.4%	34.5%	32.5%	27.6%	30.2%	32.6%	32.5%	30.2%	32.1%	31.4%
Investment yield (1)	6.15%	6.29%	6.14%	6.12%	6.40%	6.13%	6.15%	6.01%	6.19%	6.22%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(1)	The investment yields for the three months ended September 30, 2005 and for the year ended December 31, 2005 exclude $2,560 of investment income realized from a real estate partnership.

Assurant Preneed
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Revenues:
Net earned premiums and other considerations	$91,496	$127,447	$125,837	$121,199	$124,779	$131,836	$136,323	$133,182	$465,979	$526,120
Net investment income	57,052	56,204	62,688	53,012	52,672	50,982	52,469	50,177	228,956	206,300
Fees and other income	587	1,922	(196)	1,179	3,295	(20)	1,494	2,041	3,492	6,810

	149,135	185,573	188,329	175,390	180,746	182,798	190,286	185,400	698,427	739,230

Benefits, losses and expenses:
Policyholder benefits	100,720	129,916	127,900	127,153	128,534	130,575	135,263	136,948	485,689	531,320
Selling, underwriting, general and administrative expenses	40,814	39,570	40,732	37,531	39,729	38,854	39,390	38,513	158,647	156,486

	141,534	169,486	168,632	164,684	168,263	169,429	174,653	175,461	644,336	687,806

Income before income taxes	7,601	16,087	19,697	10,706	12,483	13,369	15,633	9,939	54,091	51,424
Income tax expense	2,818	5,612	6,857	3,750	3,785	4,427	5,494	3,483	19,037	17,189

Net operating income	$4,783	$10,475	$12,840	$6,956	$8,698	$8,942	$10,139	$6,456	$35,054	$34,235

Net earned premiums and other considerations by channel:
AMLIC	$56,738	$64,210	$64,299	$64,589	$61,738	$69,362	$70,379	$71,668	$249,836	$273,147
Independent — United States	27,633	56,703	55,353	50,859	57,867	57,701	61,190	57,418	190,548	234,176
Independent — Canada	7,125	6,534	6,185	5,751	5,174	4,773	4,754	4,096	25,595	18,797

Total	$91,496	$127,447	$125,837	$121,199	$124,779	$131,836	$136,323	$133,182	$465,979	$526,120

Life and annuity sales by channel:
AMLIC	$60,631	$68,715	$72,531	$71,370	$63,806	$74,774	$78,729	$77,399	$273,247	$294,708
Independent — United States	39,335	50,614	49,499	43,552	50,937	51,544	57,273	54,869	183,000	214,623
Independent — Canada	23,236	22,457	22,478	18,097	23,278	15,998	18,671	14,919	86,268	72,866

Total	$123,202	$141,786	$144,508	$133,019	$138,021	$142,316	$154,673	$147,187	$542,515	$582,197

Investment yield (1)	6.59%	6.49%	6.18%	6.23%	6.35%	6.29%	6.47%	6.27%	6.43%	6.34%

(1)	The investment yields for the three months ended June 30, 2005 and for the year ended December 31, 2005 exclude $9,409 of investment income realized from a real estate partnership.

Assurant Corporate and Other
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2005	2005	2005	2004	2004	2004	2004	2005	2004
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6,963	6,872	6,624	7,335	7,040	6,481	6,138	6,219	27,794	25,878
Net realized (losses) gains on investments	(8,301)	11,965	4,079	492	1,861	2,501	5,722	14,224	8,235	24,308
Loss on disposal of business	—	—	—	—	—	—	(9,232)	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	7,155	11,706	11,784	11,863	14,334	14,539	14,262	14,497	42,508	57,632
Fees and other income	1,051	100	178	103	(116)	593	229	1,138	1,432	1,844

	6,868	30,643	22,665	19,793	23,119	24,114	17,119	36,078	79,969	100,430

Benefits, losses and expenses:
Policyholder benefits	—	54,148	7,795	—	—	—	—	—	61,943	—
Selling, underwriting, general and administrative expenses	37,381	20,843	16,938	20,893	26,056	12,832	11,969	26,047	96,055	76,904
Interest expense	15,315	15,315	15,314	15,314	15,314	15,107	15,834	12,326	61,258	58,581

	52,696	90,306	40,047	36,207	41,370	27,939	27,803	38,373	219,256	135,485

Loss before income taxes	(45,828)	(59,663)	(17,382)	(16,414)	(18,251)	(3,825)	(10,684)	(2,295)	(139,287)	(35,055)
Income tax (benefit) expense	(55,829)	(27,762)	(9,222)	(3,034)	2,593	(3,886)	(3,226)	(206)	(95,847)	(4,725)

Net operating income (loss)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(20,844)	$61	$(7,458)	$(2,089)	$(43,440)	$(30,330)

Assurant, Inc. and Subsidiaries
Investments
(Unaudited)

	As of		As of
	December 31,		December 31,
($ in thousands)	2005		2004
Investments by Type
Fixed maturities: available-for-sale, at fair value	$8,961,778		$9,009,290
Equity Securities: available-for-sale
Preferred stocks	691,523		635,671
Common stocks	1,578		2,067
Commercial mortgage loans on real estate, at amortized cost	1,212,006		1,053,872
Policy loans	61,043		64,886
Cash and short-term investments	1,283,043		1,107,175
Collateral held under securities lending	610,662		535,331
Other investments	549,759		546,836

Total	$13,371,392		$12,955,128

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,211,058	69%	$6,186,640	69%
Baa	2,122,752	24%	2,300,421	26%
Ba	515,740	6%	405,324	4%
B	101,724	1%	100,466	1%
Caa and lower	9,764	0%	16,095	0%
In or near default	740	0%	344	0%

Total	$8,961,778	100%	$9,009,290	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$1,400,251	16%	$1,232,396	14%
State, municipalities and political subdivisions	235,932	3%	217,864	2%
Foreign government	589,353	6%	527,428	6%
Public utilities	1,064,591	12%	1,082,725	12%
All other corporate bonds	5,671,651	63%	5,948,877	66%

Total	$8,961,778	100%	$9,009,290	100%

Assurant, Inc.
Investment Results by Asset Category and Annualized Yields
(Unaudited)

	For the Three Months Ended			For the Three Months Ended
	December 31, 2005			December 31, 2004			For the Year Ended December 31, 2005			For the Year Ended December 31, 2004
		Investment	Investment	Investment	Investment		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.63%	$122,559	$(7,049)	5.95%	$125,841	$11,381	5.82%	$499,950	$(8,628)	5.82%	$484,232	$30,761
Equity Securities: available-for-sale	7.95%	13,763	(2,066)	6.90%	10,838	643	6.95%	45,621	(2,929)	7.37%	41,591	900
Commercial mortgage loans on real estate, at amortized cost	7.46%	21,898	(1,142)	7.75%	20,284	(747)	7.59%	85,942	(2,714)	7.99%	79,334	(1,197)
Policy loans	5.38%	838	—	5.16%	844	—	5.87%	3,699	—	5.76%	3,832	—
Cash and short-term investments	2.66%	7,675	282	1.48%	3,739	—	2.03%	24,316	346	0.86%	10,100	17
Other investments	7.39%	10,150	1,674	5.65%	7,860	(9,416)	9.54%	52,296	22,160	7.64%	39,927	(6,173)

Total		176,883	$(8,301)		169,406	$1,861		711,824	$8,235		659,016	$24,308
Investment expenses		(6,019)			(6,143)			(24,567)			(24,267)

Net investment income		$170,864			$163,263			$687,257			$634,749

Gross investment gain			$12,949			$18,486			$55,845			$58,640
Gross investment loss			(20,485)			(16,625)			(46,845)			(33,515)
Write-downs on available- for-sale securities			(765)			—			(765)			(817)

Net investment gain			$(8,301)			$1,861			$8,235			$24,308